Exhibit 10.3 (1 of 2)

PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY S. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

April 23, 2015

Mtro. Emilio R. Lozoya Austin

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva Piso 44

11311 México D.F.

México

Dear Mtro. Lozoya Austin:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2014 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated April 7, 2015, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of January 1, 2015, for 29 fields located offshore Mexico in the Northeastern Marine Region. These estimates were prepared by Pemex-Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,
NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.
By:
Robert C. Barg, P.E.
President

TMS: ART

2100 ROSS AVENUE, SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411

Exhibit 10.3 (2 of 2) PRESIDENT - ROBERT C. BARG VICE PRESIDENTS ALLEN E. EVANS, JR. RANDOLPH K. GREEN JOHN G. HATTNER C. H. (SCOTT) REES III DANNY S. SIMMONS DAN PAUL SMITH THOMAS M. SOUERS

April 23, 2015

Mtro. Emilio R. Lozoya Austin

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva Piso 44

11311 México D.F.

México

Dear Mtro. Lozoya Austin:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos (“Pemex”) for the year ending December 31, 2014 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated April 2, 2015, as an exhibit to the Form 20-F. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of January 1, 2015, for 110 fields located onshore Mexico in the Southern Region. These estimates were prepared by Pemex-Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely
NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.
By:
Robert C. Barg, P.E.
President

TMS: ART

2100 ROSS AVENUE, SUITE 2200 • DALLAS, TEXAS 75201-2737 • PH: 214-969-5401 • FAX: 214-969-5411